UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 23, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-13754                    04-3263626
        --------                      -------                    ----------
(State or other jurisdic-     (Commission File Number)        (I.R.S. Employer
tion of incorporation)                                       Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Aqct (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Aqct (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On September 23, 2004, Allmerica Financial Corporation announced estimated pre-tax catastrophe losses from Hurricane Frances of $20 million. The anticipated charges will be reflected in the Company's third quarter results. The press release is furnished as Exhibit 99.1 hereto.


Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibit is furnished herewith.

         Exhibit 99.1 Press Release dated September 23, 2004, announcing estimated pre-tax catastrophe losses related to Hurricane Frances.




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




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Allmerica Financial Corporation
                                       -------------------------------
                                       Registrant



                              By:      /s/ Edward J. Parry III
                                       -----------------------
                                       Edward J. Parry III
                                       Chief Financial Officer,
                                       Executive Vice President,
                                       Principal Accounting Officer and Director





Date: September 23, 2004



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


Exhibit Index

Exhibit 99.1 Press  Release,  dated  September  23, 2004,  announcing  estimated pre-tax catastrophe losses related to Hurricane Frances.



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